UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2013

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Union St., Suite 3100 Seattle, Washington	98101
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7. Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 28, 2013, Plum Creek Timber Company, Inc. (the “Company”) will present to certain investors of the Company and other persons information relating to an asset acquisition transaction. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Such presentation slides shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Presentation Slides, dated October 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief
Financial Officer

Dated: October 28, 2013

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.	Description of Exhibits

99.1	Presentation Slides, dated October 28, 2013.